UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 28, 2004
                                                         ---------------

                                  PRAXAIR, INC.
                                  -------------
             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE
--------
(State or Other Jurisdiction of Incorporation)

1-11037                                     06-124-9050
-------                                     -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's Telephone Number, Including Area Code)


N/A
---
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On April 28, 2004, Praxair, Inc. issued a press release setting forth Praxair, Inc.'s first quarter 2004 earnings. A copy of Praxair, Inc.'s press release is attached hereto as Exhibit (99) and is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PRAXAIR, INC.
                                               Registrant




Date:   April 28, 2004                         By: /s/ Patrick M. Clark
        --------------------                       -----------------------------
                                                   Patrick M. Clark
                                                   Vice President and Controller


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Exhibit Index

Exhibit 99.1               Press release dated April 28, 2004.